SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 29, 2003


                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



          Delaware                       1-9494                13-3228013
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                    Identification Number)

 727 Fifth Avenue, New York, New York                           10022
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (212) 755-8000







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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

            99.1 Press Release dated September 29, 2003

Item 9.   Regulation FD Disclosure.

          On September 29, 2003, Registrant issued a press release announcing that J. Thomas Presby has been appointed to fill a newly-created seat on its Board of Directors, effective immediately. Mr. Presby also assumes the position of chairman of the Board's audit committee. This appointment increases the number of directors to nine. A copy of the press release related to such announcement, dated September 29, 2003, is attached hereto as Exhibit 99.1


          Information in this current report on Form 8-K is furnished pursuant to Item 9 FD disclosure and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934. Furthermore, the information in this Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of Tiffany & Co. under the Securities Act of 1933.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TIFFANY & CO.


                                      BY:   /s/ Patrick B. Dorsey
                                            _________________________________
                                            Patrick B. Dorsey
                                            Senior Vice President, Secretary and
                                            General Counsel


Date: September 29, 2003



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                                  EXHIBIT INDEX


Exhibit No.       Description

99.1              Press Release dated September 29, 2003